SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  April 9, 1999
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                            OAKWOOD HOMES CORPORATION
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               (Exact name of registrant as specified in charter)


        North Carolina                 1-7444                 56-0985879
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 (State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)              file number)       Identification Number)


        7800 McCloud Road, Greensboro, North Carolina         27409-9634
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        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:        (336) 664-2400
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ITEM 5.  OTHER EVENTS.

        On April 9 1999, the Registrant issued a press release concerning its anticipated results of operations for the quarter ended March 31, 1999. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) EXHIBITS. The following exhibit is filed herewith:

               99.1 Press release issued on April 9, 1999.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OAKWOOD HOMES CORPORATION



Date:   April 9, 1999                    By:/s/ Robert A. Smith
                                            ------------------------------------
                                            Name: Robert A. Smith
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

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                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


Date of Event Reported:                                      Commission File No:
April 9, 1999                                                      1-7444


                            OAKWOOD HOMES CORPORATION

                                  EXHIBIT INDEX

        Exhibit No.                       Exhibit Description
        -----------                       -------------------
            99.1                          Press release issued on April 9, 1999.